EXHIBIT 10

NAVISTAR INTERNATIONAL CORPORATION AND CONSOLIDATED SUBSIDIARIES ----------------------------------
MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its affiliates are filed herewith:

*10.59
The Board of Directors resolution to pay a cash award to Mr. Robert C. Lannert, the Registrant’s Vice Chairman and Chief Financial Officer, to correct an oversight in the prior year’s target bonus calculation.

* Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

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